GALLERY TRUST

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a statutory trust (commonly known as a "business trust") organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie and Dianne M. Descoteaux, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of The International Equity Fund, a series of Delaware Pooled Trust, into the Mondrian International Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ William M. Doran                                   Date: 12/10/2015
--------------------                                         ----------
William M. Doran
Trustee

                                 GALLERY TRUST

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a statutory trust (commonly known as a "business trust") organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie and Dianne M. Descoteaux, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of The International Equity Fund, a series of Delaware Pooled Trust, into the Mondrian International Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Jon C. Hunt                                   Date: 12/10/2015
---------------                                         ----------
Jon C. Hunt
Trustee

                                 GALLERY TRUST

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a statutory trust (commonly known as a "business trust") organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie and Dianne M. Descoteaux, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of The International Equity Fund, a series of Delaware Pooled Trust, into the Mondrian International Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Thomas Lemke                                   Date: 12/10/2015
----------------                                         ----------
Thomas Lemke
Trustee

                                 GALLERY TRUST

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a statutory trust (commonly known as a "business trust") organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie and Dianne M. Descoteaux, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of The International Equity Fund, a series of Delaware Pooled Trust, into the Mondrian International Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Randall S. Yanker                                   Date: 12/10/2015
---------------------                                         ----------
Randall S. Yanker
Trustee

                                 GALLERY TRUST

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a statutory trust (commonly known as a "business trust") organized under the laws of the State of Delaware, hereby constitutes and appoints Dianne M. Descoteaux, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of The International Equity Fund, a series of Delaware Pooled Trust, into the Mondrian International Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Michael Beattie                                   Date: 12/10/2015
-------------------                                         ----------
Michael Beattie
President

                                 GALLERY TRUST

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a statutory trust (commonly known as a "business trust") organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie and Dianne M. Descoteaux, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of The International Equity Fund, a series of Delaware Pooled Trust, into the Mondrian International Equity Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Stephen Connors                                   Date: 12/10/2015
-------------------                                         ----------
Stephen Connors
Treasurer, Controller and Chief Financial Officer